Exhibit 99.29

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-A

KEY PERFORMANCE FACTORS
February 29, 2000



Expected B Maturity 3/17/03


Blended Coupon 6.0395%


Excess Protection Level
3 Month Average   5.43%
February, 2000   6.21%
January, 2000   5.42%
December, 1999   4.65%


Cash Yield18.80%


Investor Charge Offs 4.75%


Base Rate 7.84%


Over 30 Day Delinquency 5.01%


Seller's Interest 9.54%


Total Payment Rate14.30%


Total Principal Balance$48,263,301,515.80


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,604,500,997.31